1Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2023 Insight Direct USA, Inc. All Rights Reserved. Insight Enterprises Acquires SADA Conference Call and Webcast

2Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2023 Insight Direct USA, Inc. All Rights Reserved.Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 23 • Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including those related to our expectations about future financial results and the assumptions related thereto, including our opportunities for growth, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. Insight Enterprises, Inc. (the "Company") undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about forward-looking statements and risk factors is included and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. • Non-GAAP measures Adjusted diluted EPS and EBITDA are adjusted from financial results prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures are used by Insight and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare Insight’s results to those of our competitors. Insight believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and Insight’s competitors’ results and assists in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Adjusted non-GAAP diluted EPS excludes acquisition-related intangibles amortization expense, assumes no acquisition or integration related expenses, severance and restructuring expenses, net and no significant change in our debt instruments. EBITDA excludes interest expense, income tax expense, depreciation and amortization of property and equipment, and amortization of intangible assets. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, EBITDA, diluted earnings per share and selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, EBITDA and diluted earnings per share. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted EPS or EBITDA for the forecasted periods. Disclosures

3Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2023 Insight Direct USA, Inc. All Rights Reserved.Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 33 Our strategy is to become THE leading SOLUTIONS INTEGRATOR Solutions Integrator Systems Integrator Reseller Distributor≠ CAPTIVATE Clients SELL Solutions DELIVER Differentiation CHAMPION our Culture The pillars of our strategy are:

4Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2023 Insight Direct USA, Inc. All Rights Reserved. Insight acquires SADA OVERVIEW • On December 1, 2023, Insight acquired SADA, one of the largest Google Cloud Platform partners globally • SADA is a six-time Google Cloud Partner of the Year • This combination: • Enables Insight to better serve our clients as a multi-cloud Solutions Integrator • Enhances Insight’s profitability in cloud and digital services • Positions Insight among the top partners in Microsoft and Google Cloud, two of the most important ecosystems in GenAI KEY TRANSACTION TERMS • Cash consideration of $410 million • Additional earnout of up to $390 million (with a target of $210 million) over a three-year period • 2022 Net GAAP Revenue of $251 million FINANCING • Acquisition financed through cash on hand and Insight’s ABL facility • Expect to be comfortably within our acceptable leverage range

5Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2023 Insight Direct USA, Inc. All Rights Reserved. Strategic Rationale Accelerates Insight’s Solutions Integrator strategy Adds specialized Google Cloud sales, delivery and technical resources Complementary culture and values Accretive to top line, gross profit, EBITDA and adj. diluted EPS Expands delivery capabilities in India

6Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2023 Insight Direct USA, Inc. All Rights Reserved. Insight and SADA 13,500+ Teammates worldwide 6,000+ Technical Teammates* $10.4B 2022 Net Sales $1.6B 2022 Gross Profit ~850 Teammates worldwide 400+ Technical teammates $251M 2022 Net Sales $200M 2022 Gross Profit 65+ Microsoft Partner of the Year awards in last 10 years 6 Google Cloud Partner of the Year awards in a row 22 Microsoft Specializations 10 Google Cloud Specializations * Skilled, certified consulting and service delivery professionals

7Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2023 Insight Direct USA, Inc. All Rights Reserved.Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 73 Seasonality • SADA’s business reflects significant seasonality related to a concentration of client renewals in the fourth quarter. December is SADA’s strongest month of the year. It is not indicative of other months of the year • We expect that SADA will contribute between $50 and $60 million to EBITDA and $0.55 and $0.75 to adjusted diluted EPS in 2024. This reflects SADA’s expected operating performance as well as the anticipated interest expense on the acquisition debt • However, understanding the seasonality of SADA’s earnings is important • Historically, SADA has generated negative to low EBITDA in the first half of the year and significantly improved EBITDA in the second half of the year, particularly in the fourth quarter, driven by client renewals • In addition, given the high percent of netted revenue, and the high gross margin from SADA, we expect that Insight’s gross margin will expand by over 100 basis points

8Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2023 Insight Direct USA, Inc. All Rights Reserved.Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 83 Assumptions: As of December 1, 2023 As of November 2, 2023 Gross profit growth low to mid single digit low single digit Adjusted diluted EPS** $9.60 - $9.90* $9.40 - $9.60 Interest expense $47 - $49 million $45 - $47 million Effective tax rate 25% - 26% 25% - 26% Capital expenditures $40 - $45 million $40 - $45 million Average share count 34.8 million 34.8 million Other Exclusions and Assumptions: • Average share count for the full year of 34.8 million shares includes estimated potential dilution from the warrants relating to the Call Spread Transactions, net of share repurchases completed in the first nine months of 2023 • Excludes acquisition-related intangibles amortization expense • Assumes no acquisition or integration-related, transformation or severance and restructuring expenses, net • Assumes no significant change in our debt instruments * SADA's contribution is expected to be $0.20 to $0.30, which is included in the $9.60 to $9.90 ** Adjusted diluted earnings per share excludes severance and restructuring expense, net and other unique items as well as amortization expense related to acquired intangibles. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, diluted earnings per share and selling and administrative expenses. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2023 forecast Full Year 2023 Outlook

9Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2023 Insight Direct USA, Inc. All Rights Reserved. Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2023 Insight Direct USA, Inc. All Rights Reserved. Thank You